Schedule 14A
                      (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                 SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
(AmendmentNo.  )
Filed by the Registrant                    {X}
Filed by a Party other than the Registrant {  }
Check the appropriate box:
{  } Preliminary Proxy Statement
{  } Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
{X}   Definitive Proxy Statement
{  }  Definitive Additional Materials
{  }  Soliciting Material Pursuant to
       Rule 14a-11(c) or Rule 14a-12

                       ND HOLDINGS, INC.
-----------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)
-----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
{X}  No fee required.
{  } Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)  Title of each class of securities to which transaction applies:
-----------------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing
fee is calculated and state how it was determined):   N/A
-------------------------------------------------------------------------------
       (4)  Proposed maximum aggregate value of transaction:   N/A
       (5)  Total fee paid:   N/A
{  }  Fee paid previously with preliminary materials.
{  }  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1)  Amount previously paid:
       (2)  Form, schedule or registration statement no.:
       (3)  Filing party:
       (4)  Date filed:



March 30, 2001




Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders to be held at the International Inn, 1505 N. Broadway, Minot, North Dakota, commencing at 10:00 a.m., local time, on Friday, May 18, 2001.

    The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

    We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed Proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the Proxy and vote in person at that time if you so desire.

Sincerely,



Robert E. Walstad
President



                            ND HOLDINGS, INC.
                              1 NORTH MAIN
                        MINOT, NORTH DAKOTA 58703

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MAY 18, 2001


Notice is hereby given that the Annual Meeting of the Shareholders of ND Holdings, Inc. (the "Company"), will be on Friday, May 18, 2001, at 10:00 a.m. local time at the International Inn, 1505 N. Broadway, Minot, North Dakota, for the following purposes:

    1.  To elect six directors for terms of one year;

    2. To ratify the appointment of Brady, Martz and Associates, P.C., Certified Public Accountants, as the Independent Auditors for the Company for the year ending December 31, 2001; and

    3. To transact any other business which may properly come before the Meeting or any adjournments thereof.

Only Shareholders of record on the close of business on March 30, 2001, are entitled to vote at the Meeting or any adjournments thereof.

Enclosed are a copy of the Company's Annual Report to Shareholders for the year ended December 31, 2000, your proxy and the Company's Proxy Statement.

If you are unable to be present at the meeting in person, please mark, date, sign, and return the enclosed proxy in the stamped, self-addressed envelope.


                                    By Order of the Board of Directors

                                    /s/ Jacqueline L. Case
                                    -----------------------------------
                                    Jacqueline L. Case
                                    Secretary
Minot, North Dakota
March 30, 2001
                              IMPORTANT

YOUR PROXY AND RETURN ENVELOPE ARE ENCLOSED WITH THIS NOTICE. IN ORDER TO ASSURE A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING, EACH SHAREHOLDER IS ASKED TO SIGN AND RETURN HIS OR HER PROXY IN THE ENCLOSED ENVELOPE. EVERY PROXY IS IMPORTANT, WHETHER YOU OWN A FEW OR MANY SHARES. PLEASE DO IT TODAY.




                           ND HOLDINGS, INC.


                            PROXY STATEMENT
                                  FOR
                     ANNUAL MEETING OF SHAREHOLDERS







    The enclosed proxy is being solicited by the board of directors of ND Holdings, Inc., a North Dakota corporation (the "Company"), for use in connection with the Annual Meeting of shareholders on May 18, 2001, at 10:00 a.m. local time (the "Meeting") at the International Inn, 1505 N. Broadway, Minot, North Dakota, and at any adjournment thereof. Only shareholders of record as of the close of business on March 30, 2001 (the "Record Date"), will be entitled to vote at the Meeting or any adjournment. When the accompanying proxy is properly executed and returned, the shares it represents will be voted at the Meeting in the manner specified.

    ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY A RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

    The address of the principal executive office of the Company is One North Main, Minot, North Dakota 58703. This Proxy Statement and the board of directors' form of proxy are being mailed to shareholders on or about April 2, 2001. Concurrently with the mailing of this Statement, the Company is furnishing to shareholders its Annual Report for its fiscal year ended December 31, 2000.

    The Company is bearing all costs of soliciting proxies and expressly reserves the right to solicit proxies otherwise than by mail. Telephone, telegraph, facsimile or other personal solicitations of certain shareholders and brokers may follow the solicitation of proxies by mail by one or more of the directors, by officers or by employees of the Company. The Company may make requests to trusts, banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations; hence, it cannot identify any parties or estimate the cost of such solicitation.

    As of March 30, 2001, the Company had outstanding 6,602,240 shares, with each share being entitled to one vote, except for the election of directors when shareholders are entitled to cumulate their votes. Representation of a majority of the Company's shares outstanding on such date, either in person or by proxy, constitutes a quorum for the Meeting. When a quorum is present, the vote by the holders of a majority of the shares present and entitled to vote at the Meeting shall decide the proposals to be voted upon at the Meeting. A shareholder voting through a proxy who abstains with respect to a certain proposal is considered to be present and entitled to vote on such proposal at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on a certain proposal shall not be considered present and entitled to vote on such proposal.


SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

    The following table sets forth, as of January 4, 2001, the ownership of shares of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, each director, each executive officer named in the Summary Compensation Table on page 5, and all executive officers and directors as a group. As of January 4, 2001, there were 7,444,687 shares, no par value, issued and outstanding.

                                 AMOUNT AND NATURE OF        PERCENTAGE OF
NAME OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP (1)       OUTSTANDING
OR IDENTITY OF GROUP             AS OF JANUARY 4, 2001          SHARES
Robert E. Walstad                     829,884 (2)               10.2%
Vance A. Castleman                    144,090 (3)                1.9
Daniel L. Feist                        23,100 (4)                *
Peter A. Quist                        135,624 (5)                1.8
Myron D. Thompson                     130,500                    1.8
Richard H. Walstad                     52,197 (6)                *
Executive officers and directors
as a group (6 persons)              1,315,395 (7)                16

* Less than 1% owned.

(1) Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares.

(2) Of these shares, 8,527 are held in Mr. Walstad's 401(k) account, and 31,237 shares held in Mr. Walstad's ESOP. Includes 675,200 shares covered by warrants which are currently exercisable or exercisable within 60 days of January 4, 2001, held by Mr. Walstad.

(3) Of these shares, 140,375 are held as tenants in common with Mr. Castleman's wife, and 3,715 are held in Mr. Castleman's IRA account.

(4) Includes 11,000 shares covered by warrants which are currently exercisable or exercisable within 60 days of January 4, 2001, held by Mr. Feist.

(5) Of these shares, 16,282 are held in Mr Quist's ESOP. Includes 56,000 shares covered by warrants which are currently exercisable or exercisable within 60 days of January 4, 2001, held by Mr. Quist.

(6) Of these shares, Mr. Walstad's wife holds 6,667. Includes 11,300 shares covered by warrants which are currently exercisable or exercisable within 60 days of January 4, 2001.

(7) Includes 753,500 shares covered by warrants which are currently exercisable or exercisable within 60 days of January 4, 2001.



DIRECTORS & EXECUTIVE OFFICERS

    ELECTION OF DIRECTORS

    The directors have voted to nominate six (6) directors for election to hold office for a one-year term until the next Annual Meeting of shareholders or until their successors are elected and qualified. Each of the following nominees has consented to serve as a director of the Company for a one-year term. All of the nominees are currently directors of the Company. Proxies solicited by the board of directors will, unless otherwise directed, be voted to elect the six nominees named below. In case any nominee is not a candidate for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

    Following is certain information regarding the nominees for the office of director:


                                         TERM OF OFFICE              POSITIONS AND
                                            WITH THE                 OFFICES WITH
NAME                     AGE                COMPANY                   THE COMPANY
Vance A. Castleman        57           3-25-94 to Present               Director
Daniel L. Feist           68           5-04-88 to Present               Director
Peter A. Quist            67           5-04-88 to Present     Vice President and Director
Myron D. Thompson         56           3-20-98 to Present               Director
Robert E. Walstad         56           9-22-87 to Present        President and Director
Richard H. Walstad        62           5-04-88 to Present               Director

    The Company's Articles of Incorporation allow cumulative voting only under the following procedure:

    Each shareholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of such intent to any officer of the Company before the Annual Meeting or the presiding officer at the Annual Meeting at any time before the election of directors, in which case:

    1. The presiding officer at the Meeting shall announce, before the election of directors, that shareholders may cumulate their votes; and

    2. Each shareholder shall cumulate those votes either by casting for one candidate the number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote, or by distributing all of those votes on the same principle among any number of candidates.

    Therefore, unless the above-described procedure is implemented, the holders of a majority of the Company's shares could elect all of the directors.
    It is expected that the proxies received by the directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all of one or more individuals, to elect as directors the following nominees, whose principal occupations during the past five (5) years, directorships and certain other affiliations and information are set forth below:

VANCE C. CASTLEMAN - Member, Souris Basin Revolving Loan Fund Committee (1972-
1999); Real Estate Developer (1979-Present; President and CEO of Inn-Vestments, Inc.(1989-Present); VP-Marketing, Labor Ready, LRW (1999-July, 2000); President, Minot Lodging Expo, LLC (2000 - Present).

DANIEL L. FEIST - Contractor (1955 - Present); Owner, Feist Realty Co. (1963 - Present); President and Treasurer of Feist Construction, Inc. (1952-Present); Former Director, First Bank, Minot (1977 - 1996); Director, Investors Real Estate Trust (1985 - Present).

PETER A. QUIST - Vice President and Director of ND Holdings, Inc. (1988 - Present); Vice President, Secretary, and Director of ND Money Management, Inc. (1988 - Present), ND Capital, Inc. (1988 - Present), and ND Resources, Inc. (1989 - Present); Director, Vice President and Secretary of ND Tax-Free Fund, Inc. (1988 - Present), ND Insured Income Fund, Inc. (1990 - 1999), Montana Tax-Free Fund, Inc. (1993 - Present), Integrity Fund of Funds, Inc. (1994 - Present) and Integrity Small-Cap Fund of Funds, Inc.(1998 - Present); Vice President and Secretary of South Dakota Tax-Free Fund, Inc. (1993 - Present); Director of South Dakota Tax-Free Fund, Inc. (1995 - Present); Vice President, Secretary and Director of Ranson Capital Corporation (1996 - Present); Vice President and Secretary of Ranson Managed Portfolios (1996 - Present); Vice President, Secretary, and Director of The Ranson Company, Inc. (1996 -1997). Currently a licensed North Dakota attorney; Director of ARM Securities Corporation (2000 - Present).

MYRON D. THOMPSON - President, CEO and Director, Food Management Investors, Inc., a.k.a. FMI, Inc., (1990 - Present); President and Director, Apple Core Enterprises, Inc. (1990 - Present); President and Director, Labor Force of MN, Inc. (1989 to Present); General Partner, Dakota Apple Partnership (1994-Present); Director, Officer and Member, Village Ventures, LLC (1995-Present).

ROBERT E. WALSTAD - President and Director of ND Holdings, Inc. (1987 - Present); President, Treasurer, and Director of ND Money Management, Inc. (1988 - Present), ND Capital, Inc. (1988 - Present), ND Resources, Inc.
(1989 - Present); President, Treasurer and Director of ND Tax-Free Fund, Inc. (1988 - Present), ND Insured Income Fund, Inc. (1990 -1999), Montana Tax-Free Fund, Inc. (1993 - Present), South Dakota Tax-Free Fund, Inc. (1994 - Present), Integrity Fund of Funds, Inc. (1994 - Present), and Integrity Small-Cap Fund of Funds, Inc. (1998 - Present); President, CEO, Treasurer, and Trustee of The Ranson Company, Inc. (1996 - 1997); President, Treasurer and Trustee of Ranson Managed Portfolios (1996 - Present); President, Treasurer, and Director of Ranson Capital Corporation (1996 - Present); associated with securities industry as an NASD licensed registered representative (1972 - Present); President and Director of Magic Internet Services, Inc. (1999-Present); President and Director of ARM Securities Corporation (2000 - Present).

RICHARD H. WALSTAD - Chairman of the Board/CEO, Cook Sign Co. of Fargo (1978 - Present); Director, Community First Bank, Fargo (1983 - Present); Vice Chairman, Dakota Certified Development Corp. (1992 - Present); Vice Chairman, Fargo Cass County Economic Development Corp., Fargo (1998 - Present); Vice Chairman, Fargo Municipal Airport Authority (1999 - Present).

    FAMILY RELATIONSHIPS

    Richard H. Walstad, a director of the Company, is the brother of Robert E. Walstad, the President and a director of the Company. None of the other directors is related to any other director or to any executive officer of the Company.

    COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

    During the fiscal year ended December 31, 2000, four (4) regular meetings and two special meetings of the board of directors were held. All directors attended at least 75% of the board meetings including committee meetings on which the board member served during this period.

    During the fiscal year ended December 31, 2000, the Company did not have a standing Nominating Committee of the board of directors. However, the Company does have a standing Audit Committee. The Company's Audit Committee consisted of independent directors Lyle McLain and Daniel Feist, together with Robert Walstad, a member of Company management. Directors who were members of the Audit Committee (other than employees who were also directors) received cash compensation of $100 per meeting attended until October, 2000, after which members of committees were no longer paid any compensation. The Audit Committee is responsible for providing assurance that financial disclosures made by management reasonably portray the Company's financial condition, results of operations, plan and long-term commitments. To accomplish this, the Audit Committee oversees the external audit coverage, including the annual nomination of the independent public accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by management, meets privately with the independent public accountants to discuss all pertinent matters and reports to the board of directors regarding its activities. The Audit
Committee met twice in 2000.

    Recently, the Audit Committee met to review the audited financials for the fiscal year ended December 31, 2000. Members of management and the independent auditors took part in the discussion regarding the financials and the overall results of operations. Included in the discussion were issues such as relevance, reliability, comparability and consistency in relation to the quality and acceptability of the Company's accounting policies and practices. Additionally, the independent auditors discussed with the Audit Committee new accounting policies, management's judgments and use of accounting estimates in the preparation of the financial statements and significant audit adjustments. Based upon a thorough discussion of the aforementioned, the Audit Committee has recommended to the full board of directors that the audited financial statements be included in the Company's Annual Report on Form 10 KSB for the fiscal year 2000. Furthermore, as required, the Audit Committee has received a statement from the independent auditors assuring their independence. The Audit Committee has adopted a Charter outlining its duties and responsibilities, a copy of which is attached as an appendix to this proxy statement.

   FEES BILLED FOR SERVICES RENDERED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

    During the fiscal year ended December 31, 2000, Brady, Martz & Associates, P.C., the Company's independent auditors and principal accountant, billed the Company the fees set forth below. The Audit Committee has considered whether and determined that the provision of the non-audit services rendered to the Company by Brady, Martz & Associates, P.C. during the Company's fiscal year 2000 was compatible with maintaining the independence of Brady, Martz & Associates, P.C.

                        FINANCIAL INFORMATION SYSTEMS
    AUDIT FEES          DESIGN AND IMPLEMENTATION FEES      ALL OTHER FEES
    ----------          ------------------------------      --------------
    $ 26,355                     $ 4,800                       $ 17,565

    DIRECTOR COMPENSATION

    Each director (other than those directors who are also employees of the Company) received cash compensation of for the year 2000, each director (other than those directors who are also employees of the Company) received cash compensation of $4,050, except for two directors who received $4,250 because of committee meetings. In addition, board members were reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as directors of the Company

    EXECUTIVE OFFICERS

    The executive officer of the Company is Robert E. Walstad, whose biography appears on page four of the director nominees as set forth above.

    EXECUTIVE COMPENSATION

    The following table sets forth information with respect to all annual and long-term compensation provided to the Company's Chief Executive Officer ("CEO"). None of the Company's other executive officers received remuneration in excess of $100,000.

                     SUMMARY COMPENSATION TABLE

                             ANNUAL COMPENSATION
                          -------------------------
      Name and                                    Commission
  Principal Position     Year       Salary       & Override
                                     ($)            ($)
Robert E. Walstad,       1998       54,000         37,516 *
Chairman, President
and CEO                 1999        60,000         33,920 *
                        2000        60,000         67,572 *

   * Reflects compensation paid under an incentive compensation arrangement between Mr. Walstad and the Company, pursuant to which Mr. Walstad receives, in addition to his base salary and other regular employment benefits, additional compensation equal to two basis points on the first $100 million of assets under management annualized and one basis point on assets in excess of $100 million and standard commissions based on sales of securities.

                        AGGREGATE OPTION/WARRANT
                     EXERCISES IN LAST FISCAL YEAR
               AND FISCAL YEAR-END OPTION/WARRANT VALUES

    The purpose of the following table is to report exercises of stock options by the named executive officers during 2000 and the value of their unexercised stock options as of December 31, 2000.

                                                                 Number of Unexercised              Value of Unexercised
                             Shares                               Options/warrants at                     In-The-Money
                            Acquired          Value                 Fiscal Year-End                    Options/warrants
                                                                    ---------------                 at Fiscal Year-End *
                                                                                                    --------------------
      Name               On Exercise         Realized        Exercisable       Unexercisable      Exercisable    Unexercisable
Robert E. Walstad            --                --              675,200               --                --               --
-----------------

* Value is based on a share price of $.81 which was the closing bid price for a shares on the OTC Bulletin Board on December 31, 2000, minus the warrant exercise price of $1.65.


    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officer file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all
Section 16(a) filing requirements were met for the fiscal year ended December 31, 2000, except as noted below. Richard H. Walstad, director of the Company at the time, failed to file a Form 4, which was due on or before September 10, 2000. This failure has been remedied by the subsequent filing of a Form 5 disclosing the information required to be filed on the Form 4. The Company has been advised that the individual named above is taking steps to make all necessary filings.

               INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

    The firm of Brady, Martz & Associates, P.C. has been the auditor for the Company since the Company's inception in September 1987. The board of directors again has selected Brady, Martz & Associates, P.C to serve as the Company's independent auditor for the year ending December 31, 2001, subject to ratification by the shareholders. While it is not required to do so, the board of directors is submitting the selection of that firm for ratification to ascertain the view of the shareholders. If the selection is not ratified, the board of directors will reconsider its selection. Proxies solicited by the board of directors will, unless otherwise directed, be voted to ratify the appointment of Brady, Martz & Associates, P.C as independent auditor for the Company for the year ending December 31, 2001.

    A representative of Brady, Martz & Associates, P.C will be present at the Annual Meeting of shareholders and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the Meeting.

                          OTHER MATTERS

    The Company's management is not aware of the other matters, which may come before the Meeting. The proxies named in the accompanying form of proxy will vote said proxy in accordance with their judgment if any other matter does properly come before the Meeting.

    A copy of the Annual Report to shareholders is enclosed with this Proxy
Statement.   Copies of the Company's 10-KSB Annual Report are available upon request, by contacting Jacqueline L. Case at the Company at One North Main, Minot, ND 58703.

        DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the 2002 Annual Meeting of shareholders must be received by the Secretary of the Company, One North Main, Minot, North Dakota 58703, no later than December 15, 2001 for inclusion in the Proxy Statement and form of proxy for such Meeting. If notice of any other shareholder proposal intended to be presented at the 2002 Annual Meeting of shareholders but not intended to be included in the Company's Proxy Statement and form of proxy for such Meeting is not received by the Company on or before March 1, 2002, the proxy solicited by the board of directors of the Company for use in connection with the Meeting may confer authority on the proxies named therein to vote in their discretion on such proposal without any discussion in the Company's Proxy Statement for that Meeting of either the proposal or how such proxies intend to exercise their voting discretion.



                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Jacqueline L. Case
                                    ----------------------------------
                                    Jacqueline L. Case, Secretary

Dated: March 30, 2001
                                   7

                            ND HOLDINGS, INC.
                     ANNUAL MEETING OF SHAREHOLDERS
                              MAY 18, 2001
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Robert E. Walstad or Peter
A. Quist or either of them acting in the absence of the other, with full power of substitution, to act as attorneys and proxies of the undersigned to vote all shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of ND Holdings, Inc. (the "Meeting"), to be held May 18, 2001, at 10:00 a.m., at the International
Inn at 1505 N. Broadway, Minot, ND, and at any and all adjournments and postponements thereof.

ITEM 1. The election as Directors of all nominees listed below (except as marked to the contrary).

           Nominees: Vance A. Castleman, Daniel L. Feist, Peter A. Quist, Myron D. Thompson, Robert E. Walstad, Richard H. Walstad

                      FOR   ---     WITHHOLD AUTHORITY   ---

INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee(s) name below:


     ---------------------------------------------------------------

ITEM 2. The ratification of the appointment of Brady, Martz & Associates, P.C., Certified Public Accountants, as the Company's Independent Auditors for the fiscal year ending December 31, 2001.

                      FOR   ---      AGAINST   ---       ABSTAIN   ---

ITEM 3. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. (PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED STAMPED ENVELOPE.)

The undersigned acknowledges receipt from the Company, before execution of this
proxy:   (1) Annual Report to Shareholders, (2) Notice of the Meeting and (3)
Proxy Statement for the Meeting.





                                          X
                                          ----------------------------------
                                          Signature

                                          X
                                          ----------------------------------
                                          Signature, if held jointly

                                          X
                                          ----------------------------------
                                          Title (if applicable)



Date: March 30, 2001

Please sign exactly as name(s) appear(s) above. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.